Exhibit 10.35

                                              EXECUTION COPY
                         AMENDMENT dated as of April 3, 2002
          (this "Amendment") to the Credit Agreement dated as of December 12, 1997, as amended and restated as of November 17, 1998, as amended (the "Credit Agreement"), among FREEPORT-McMoRan SULPHUR LLC, a Delaware limited liability company (the "Borrower"); McMoRan EXPLORATION CO., a Delaware corporation, as guarantor (in such capacity, the "Guarantor"); the several lenders from time to time party thereto (collectively, the "Lenders"); JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), as documentary agent for the Lenders (in such capacity, the "Documentary Agent") and as collateral agent for the Lenders (in such capacity, the "Collateral Agent"; the Administrative Agent, the Documentary Agent and the Collateral Agent being collectively referred to herein as the "Agents"); and HIBERNIA NATIONAL BANK, a national banking association, as co-agent for the Lenders (the "Co-Agent").



          WHEREAS, the Borrower and the Guarantor have requested that the Lenders approve amendments to certain provisions of the Credit Agreement;

          WHEREAS pursuant to the March 2002 Amendment, each of the Lenders shall have consented in writing to the purchase and sale agreement, including the terms, conditions and pricing thereof, pursuant to which the Sulphur Disposition shall be consummated;

          WHEREAS the Lenders are willing, on the terms, subject to the conditions and to the extent set forth below, to amend such provisions and consent to such purchase and sale agreement;
and

          WHEREAS capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

          SECTION 1.  Amendments.  Effective as of the April 2002
Amendment Effective Date (as defined in Section 4 hereof), the
Credit Agreement is hereby amended as follows:

          (a)  The following definitions are added to Section
1.01 in their appropriate alphabetical position:

               "April 2002 Amendment" means the Amendment to this Agreement dated as of April 3, 2002.

               "April 2002 Amendment Effective Date" shall have the meaning given such term in Section 5 of the April 2002
     Amendment.

               "IMC/FSC Agreement" means the IMC/FSC Agreement dated as of March 29, 2002 by and among IMC Global Inc., IMC Phosphates Company, Phosphates Resource Partners limited Partnership, IMC Phosphates MP, Inc., the Borrower, MOXY and the Guarantor.

               "IMC/Savage Documents" means the IMC/FSC
     Agreement, the Purchase and Sale Agreement, the Owned
     Terminals Side Agreement and the Master Agreement, in each case without giving effect to any amendment, supplements, or modifications thereto.

               "Master Agreement" means the Master Agreement dated as of March 29, 2002 by and among Savage Industries
     Inc., IMC Global Inc., Gulf Sulphur Services Ltd., LLP, the
     Borrower, MOXY and the Guarantor.

               "Maturity Date" means May 31, 2002.

               "Owned Terminals Side Agreement" means the Owned
     Terminals Side Agreement dated as of March 29, 2002 among the Borrower, MOXY, the Guarantor and Gulf Sulphur Services
     Ltd., LLP.

               "Purchase and Sale Agreement" means the Purchase and Sale Agreement dated as of March 29, 2002 by and among the Borrower, MOXY, the Guarantor and Gulf Sulphur Services
     Ltd., LLP.

          (b) The following definitions in Section 1.01 is amended and restated in their entirety as follows:

               "Budget Periods" means each of the months ending
     March 31, 2002, April 30, 2002 and May 31, 2002.

               "Loan Documents" means the January 1999 Amendment, the August 2000 Amendment, the April 2001 Amendment, the August 2001 Amendment, the October 2001 Amendment, the January 2002 Amendment, the February 2002 Amendment, the February 2002 Consent, the March 2002 Amendment, the April 2002 Amendment, the Credit Agreement, the MOXY Guarantee Agreement, the Security Documents, the MOXY Security Documents and all other agreements, certificates and instruments now or hereafter entered into in connection therewith or in furtherance thereof, in each case as amended and modified from time to time.

          (c) For purposes of clarification only, Section 5.02(s) of the Credit Agreement as described in the January 2002 Amendment is relettered as Section 5.02(v) as a result of the addition in the March 2002 Amendment of Sections 5.02(r) through
(u) and reads in its entirety as follows:

          "(v) Limitation on Borrowings. Neither the Guarantor nor the Borrower shall permit, at any time on and after the January 2002 Amendment Effective Date, Loans in an aggregate principal amount in excess of $58,500,000 to be outstanding at such time."


          (d) Section 5.02 (w) is added to read in its entirety as follows:

          "(w)  Compliance with Budget. The Guarantor shall not
     (i) permit EBITDA of the Guarantor, the Borrower and the Restricted Subsidiaries for any Budget Period to be less than the amount set forth opposite such Budget Period below:


               Budget Period      Minimum EBITDA
              March 31, 2002        $ 500,000
              April 30, 2002        $       0
                May 31, 2002        $(275,000)."

          (e) A new Section 7.01(p) is amended to read in its entirety as follows:

          "(p) In the event that any of the IMC/Savage Documents is terminated or any of the transactions contemplated by any of the IMC/Savage Documents is terminated or abandoned, the Loans shall become due and payable without any notice by, or action on the part, of any Lender or the Administrative Agent seven days after such termination or abandonment unless the Borrower shall have entered into a letter of intent with another purchaser providing for a Sulphur Disposition which, in the judgment of the Lenders, is capable of being consummated no later than May 31, 2002, and such letter of intent and Sulphur Disposition, including without limitation, the terms, conditions and pricing thereof, shall have been consented to in writing by each of the Lenders in its discretion pursuant to a notice to the Administrative Agent."

          SECTION 2. Approval of IMC/Savage Documents. The undersigned Lenders hereby confirm that each of the Purchase and Sale Agreement, the IMC/FSC Agreement, the Owned Terminals Side Agreement and the Master Agreement is satisfactory to such Lender; provided that none of the Purchase and Sale Agreement, the Master Agreement, the Owned Terminals Side Agreement or the IMC/FSC Agreement is amended, modified or otherwise supplemented prior to the Closing Date (as defined in the Purchase and Sale Agreement) in any manner that is adverse to the interests of the Lenders without the consent of such Lender; provided further that
(a) the foregoing consent is conditioned upon the actual inflows and outflows related to the IMC/Savage Documents being substantially similar to those set forth in the Preliminary Closing Statement dated March 25, 2002 attached to the letter dated March 27, 2002 from Richard C. Adkerson to the FSC bank group previously provided to the Lenders and (b) in no event shall the "Adjusted Bank Borrowings" (as described in such Preliminary Closing Statement) exceed $8,000,000.

          SECTION 3. Representations and Warranties. Each of the Borrower and the Guarantor represents and warrants to each of the Lenders that, after giving effect to the amendments contemplated hereby, (a) the representations and warranties of the Borrower or the Guarantor, as applicable, set forth in the Loan Documents are true and correct in all material respects on and as of the date of this April 2002 Amendment, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (b) no Default or Event of Default has occurred and is continuing.

          SECTION 4. Effectiveness. This April 2002 Amendment shall become effective as of the first date (the "April 2002
Amendment Effective Date") when the following conditions are satisfied:

               (a) The Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of the Borrower, the Guarantor, MOXY and each of the Lenders;

               (b) The Administrative Agent shall have received a favorable written opinion of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P., counsel to the Borrower, the Guarantor and MOXY, in a form satisfactory to the Administrative Agent and counsel to the Administrative Agent, in each case (A) dated the April 2002 Amendment Effective Date, (B) addressed to the Agents and the Lenders, and (C) covering such matters relating to the Loan Documents and the transactions contemplated thereby, as the Administrative Agent shall reasonably request, and each of the Borrower, the Guarantor and MOXY hereby instructs such counsel to deliver such opinions;

               (c)  All legal matters incident to this April 2002
     Amendment shall be satisfactory to the Administrative Agent and counsel to the Administrative Agent;

               (d)  The Administrative Agent shall have received
     (i) a certificate of the Secretary or Assistant Secretary of each of the Borrower, the Guarantor and MOXY dated the April 2002 Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of each of the Guarantor, individually and in its capacity as the sole member of the Borrower, and of the Borrower and MOXY authorizing the execution, delivery and performance of the April 2002 Amendment, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (B) that neither the certificate of incorporation nor the by-laws of the Guarantor and neither the articles of organization nor the operating agreement of the Borrower or MOXY have been amended since the versions thereof that were delivered in connection with the March 2002 Amendment (or represented as being unchanged from the immediately prior amendment); (ii) a certificate of the Secretary or Assistant Secretary of the Borrower dated the April 2002 Amendment Effective Date and certifying (A) that the Borrower is a 50% member of Sulphur Assets Holding Company, LLC, a Delaware limited liability company ("SAHC"),
     (B) that SAHC is the general partner of Gulf Sulphur Services Ltd., LLP, a Texas limited partnership ("GSSLL"),
     (C) that attached thereto is a true and complete copy of the certificate of formation of SAHC, (d) that attached thereto are true and complete copies of the certificate of limited partnership, the application for registered limited liability partnership and the limited partnership agreement for GSSLL, (iii) a certificate of existence for GSSLL as of a recent date, from the Texas Secretary of State, (iv) a certificate of the Guarantor and the Borrower certifying that attached thereto are copies of each of the IMC/Savage Documents, including the exhibits and schedules thereto, and that none of such documents has been amended, supplemented or otherwise modified and each of the IMC/Savage Documents is in full force and effect and (v) such other documents as the Administrative Agent or its counsel may reasonably request;

               (e) The Agents shall have received certificates, dated the April 2002 Amendment Effective Date and signed by a Responsible Officer of each of the Guarantor and the Borrower, confirming compliance on and as of such date with the conditions precedent set forth in paragraphs (i) and
     (iii) of Section 6.01 of the Credit Agreement, as amended by this Amendment;

               (f) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the April 2002 Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document, such expenses to include the legal fees of Cravath, Swaine & Moore and Lemle and Kelleher, L.L.P., counsel to the Agents, and all local counsel to the Lenders;

               (g)  There shall be no litigation or
     administrative proceedings or other legal or regulatory developments, actual or threatened, that, in the reasonable judgment of the Lenders, involve a reasonable possibility of a Material Adverse Effect; and

               (h) The Agent shall have received new or updated title reports for State Lease 340.

          SECTION 5.  Applicable Law.  THIS APRIL 2002 AMENDMENT
SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF
THE STATE OF NEW YORK.

          SECTION 6. No Other Amendments. Except as expressly set forth herein, this April 2002 Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement or any other Loan Document, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This April 2002 Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

          SECTION 7. Counterparts. This April 2002 Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this April 2002 Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this April 2002 Amendment.

          SECTION 8. Headings. Section headings used herein are for convenience of reference only, are not part of this April 2002 Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this April 2002 Amendment.


          IN WITNESS WHEREOF, the Borrower, the Guarantor, MOXY and the undersigned Lenders have caused this April 2002 Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                         FREEPORT-McMoRan SULPHUR LLC,

                         by

                              Name:
                              Title:


                         McMoRan EXPLORATION CO., as Guarantor,

                         by

                              Name:
                              Title:


                              McMoRan OIL & GAS LLC,

                         by
                              Name:
                              Title:


                         JPMORGAN CHASE BANK (formerly known as
                            The Chase Manhattan Bank), individually and as Administrative Agent, Documentary
                            Agent and Collateral Agent,

                         by

                              Name:
                              Title:

                         HIBERNIA NATIONAL BANK,

                         by

                              Name:
                              Title:


                         BANK OF MONTREAL,

                         by

                              Name:
                              Title:


                         THE BANK OF NOVA SCOTIA,

                         by

                              Name:
                              Title:


                         THE BANK OF TOKYO-MITSUBISHI, LTD.,HOUSTON AGENCY,

                         by

                              Name:
                              Title:


                         MIZUHO CORPORATE BANK, LIMITED,

                         by

                              Name:
                              Title:


                         GE CAPITAL CFE, INC.,

                         by

                              Name:
                              Title:


                         BANK ONE, NA (f/k/a Bank One Louisiana,NA),

                         by

                              Name:
                              Title: